                                 EXHIBIT 99.01


                            SERIES 1996-8 TERM SHEET


                         [Exhibit Begins on Next Page]

SUBJECT TO REVISION
SERIES TERM SHEET DATED DECEMBER 2, 1996
FIRST USA CREDIT CARD MASTER TRUST

$400,000,000 Class A Floating Rate Asset Backed Certificates, Series 1996-8 $36,200,000 Class B Floating Rate Asset Backed Certificates, Series 1996-8

FIRST USA BANK
Transferor and Servicer

THE OFFERED CERTIFICATES WILL REPRESENT INTERESTS IN THE TRUST ONLY AND WILL NOT REPRESENT INTERESTS IN OR RECOURSE OBLIGATIONS OF FIRST USA BANK OR ANY AFFILIATE THEREOF. AN OFFERED CERTIFICATE IS NOT A DEPOSIT AND NEITHER THE OFFERED CERTIFICATES NOR THE UNDERLYING ACCOUNTS OR RECEIVABLES ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

THIS SERIES TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION ABOUT THE OFFERED CERTIFICATES; HOWEVER, THIS SERIES TERM SHEET DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE OFFERED CERTIFICATES. THE INFORMATION PROVIDED HEREIN IS PRELIMINARY AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. ADDITIONAL INFORMATION WILL BE CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. PURCHASERS ARE URGED TO READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

THIS SERIES TERM SHEET SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY, NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. SALES OF THE OFFERED CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

J.P. MORGAN & CO.
                       NATIONSBANC CAPITAL MARKETS, INC.
                                                            SALOMON BROTHERS INC

                                SUMMARY OF TERMS

  This Series Term Sheet will be superseded in its entirety by the information appearing in the Prospectus Supplement, the Prospectus and the Series 1996-8 Supplement to the Pooling and Servicing Agreement (as amended, the "Pooling and Servicing Agreement") between First USA Bank (the "Bank"), as transferor (in such capacity, the "Transferor") and servicer (in such capacity, the "Servicer"), and The Bank of New York (Delaware), as trustee (the "Trustee").

Type of Securities..........  Class A Floating Rate Asset Backed
                               Certificates, Series 1996-8 (the "Class A
                               Certificates") and Class B Floating Rate
                               Asset Backed Certificates, Series 1996-8
                               (the "Class B Certificates" and, together with the Class A Certificates, the "Offered Certificates").

Trust Assets................  The property of the First USA Credit Card
                               Master Trust (the "Trust") includes and will include receivables (the "Receivables") arising under certain VISA (R) and MasterCard (R)* revolving credit card accounts (the "Accounts") selected by the Transferor from a portfolio of VISA and MasterCard accounts owned by the Transferor, all monies due or to become due in payment of the Receivables, all proceeds of the Receivables and all monies on deposit in certain bank accounts of the Trust (other than certain investment earnings on such amounts), and any enhancement issued with respect to any series issued from time to time by the Trust (each, a "Series") which will consist of one or more classes of certificates. The benefits of any enhancement issued with respect to any other Series will not be available for the benefit of the holders of the Certificates and the holders of the certificates of other Series will not be entitled to the benefits of any enhancement for this Series.

Trustee.....................  The Bank of New York (Delaware).

Certificateholders'
Interest....................  Each of the Offered Certificates represents an undivided interest in the Trust. The
                               Trust's assets will be allocated among the Class A Certificateholders (the "Class A Certificateholders' Interest"), the Class B Certificateholders (the "Class B Certificateholders' Interest," and together with the Class A Certificateholders' Interest, the "Investor Interest"), the CIA Certificateholders (the "CIA
                               Certificateholders' Interest"), the holders of other Series previously issued or issued at some future time pursuant to the Pooling and Servicing Agreement and the applicable series supplements to the Pooling and Servicing Agreement (each, a "Supplement") and the Transferor (the "Transferor Interest"), as described below.

                              The aggregate principal amount of the Class A
                               Certificateholders' Interest and the Class B
                               Certificateholders' Interest will, except as otherwise provided herein, remain fixed at $400,000,000 (the "Class A Invested Amount") and $36,200,000 (the "Class B Invested Amount"), respectively. The principal amount of the Transferor Interest will fluctuate as the amount of Receivables in the Trust changes from time to time.

--------
* VISA (R) and MasterCard (R) are registered trademarks of Visa USA Incorporated and MasterCard International Incorporated, respectively.

                              The "CIA Invested Amount" in the initial
                               amount of $45,800,000 (which amount
                               represents 9.5% of the sum of the initial
                               Class A Invested Amount, the initial Class B
                               Invested Amount and the initial CIA Invested
                               Amount) constitutes enhancement for the
                               Offered Certificates. Allocations will be made to the CIA Invested Amount and the holders of each Class of the CIA Certificates will have voting and certain other rights of a subordinated class of certificates. The CIA Certificates together with the Offered Certificates are referred to herein as the "Certificates."

                              The Class A Certificates will represent the
                               right to receive from the assets of the
                               Trust allocated to the Class A
                               Certificateholders' Interest funds up to
                               (but not in excess of) the amounts required to make payments of interest on the Class A Certificates at the Class A Certificate Rate, and the payment of principal during the amortization period to the extent of the Class A Invested Amount (which may be less than the aggregate unpaid principal amount of the Class A Certificates, in certain circumstances).

                              The Class B Certificates will represent the
                               right to receive from the assets of the
                               Trust allocated to the Class B
                               Certificateholders' Interest funds up to
                               (but not in excess of) the amounts required to make payments of interest on the Class B Certificates at the Class B Certificate Rate, and the payment of principal during the Amortization Period, following the final principal payment of the Class A Invested Amount to the holders of the Class A Certificates, to the extent of the Class B Invested Amount (which may be less than the aggregate unpaid principal amount of the Class B Certificates, in certain circumstances, if there has been a reduction of the Class B Invested Amount).


Receivables.................  The aggregate amount of Receivables in the
                               Accounts (including the amount of
                               Receivables in the additional Accounts added to the Trust on November 13, 1996 and certain additional Accounts designated to be added to the Trust on December 11, 1996 (the "Closing Date")), as of the close of business on October 31, 1996, was $19,091,886,239, comprised of
                               $18,565,928,066 of principal Receivables and
                               $525,958,173 of finance charge Receivables.
                               The Transferor may determine to add to the Trust on or about the Closing Date, in compliance with the provisions of the Pooling and Servicing Agreement, Receivables in additional Accounts in addition to those reflected in the preceding sentence.

Interest....................  Class A Certificate Rate: One-month LIBOR
                               plus   %.
                              Class B Certificate Rate: One-month LIBOR
                               plus   %.

Interest Payment Dates......  Interest on the Certificates will be distributed on the 10th day of each calendar month or, if such day is not a business day, on the next succeeding business day (each, a "Distribution Date"), commencing January 10, 1997, in an amount equal to the product of
                               (a) the actual number of days in the period from the preceding Distribution Date (or in the case of the January 1997 Distribution Date, the Closing Date) through the day preceding such

                               Distribution Date divided by 360, (b) the
                               Class A Certificate Rate or the Class B
                               Certificate Rate, as applicable, and (c) the outstanding principal amount of the Class A Certificates or the outstanding principal amount of the Class B Certificates, as applicable, as of the last day of the preceding calendar month (or, in the case of the January 1997 Distribution Date, as of the Closing Date). "LIBOR" means the London interbank offered quotations for one-month United States dollar deposits prevailing on the date that LIBOR is determined. The Trustee will determine LIBOR on the second business day prior to the Closing Date for the period from the Closing Date through January 9, 1997, and on the second business day prior to each Distribution Date for the period from and including such Distribution Date through the day preceding the next succeeding Distribution Date.

Principal...................  The principal of the Class A Certificates and the Class B Certificates is scheduled to be paid on the Class A Expected Final Payment Date and the Class B Expected Final Payment Date, respectively, but may be paid earlier or later under certain circumstances.

Class A Expected Final
 Payment Date...............  The January 2004 Distribution Date.


Class B Expected Final
 Payment Date...............  The January 2004 Distribution Date.

Stated Series Termination
Date........................  The final distribution of principal and interest on the Certificates will be made no later than the September 2006 Distribution Date (the "Stated Series Termination Date"). After the Stated Series Termination Date, the Trust will have no further obligation to pay principal or interest on the Certificates.

Subordination of the Class
 B Certificates and the CIA
 Certificates...............
                              The Class B Certificateholders' Interest will
                               be subordinated to the extent necessary to fund certain payments with respect to the Class A Certificates. In addition, the CIA Certificateholders' Interest will be subordinated to the extent necessary to fund certain payments with respect to the Class A Certificates and the Class B Certificates. If the CIA Invested Amount is reduced to zero, the Class B Certificateholders will bear directly the credit and other risks associated with their undivided interest in the Trust. To the extent the Class B Invested Amount is reduced, the percentage of collections of finance charge receivables allocated to the Class B Certificateholders in subsequent Monthly Periods will be reduced. Moreover, to the extent the amount of such reduction in the Class B Invested Amount is not reimbursed, the amount of principal distributable to the Class B Certificateholders will be reduced.

ERISA Considerations........  If certain conditions are satisfied, including that upon completion of the public offering thereof interests in the Class A Certificates are held by 100 or more persons independent of the Transferor and each other, the Class A Certificates should qualify as "publicly offered securities" for purposes of the "plan assets regulation" issued by the Department of Labor. In such event, the purchase and holding of Class A Certificates by an employee benefit plan (or other entity deemed to hold assets of such a plan) would not cause the assets of the Trust to be deemed "plan assets" of any such plan subject to the prohibited transaction rules of the Employee Retirement Income Security Act of 1974, as amended and the Internal Revenue Code of 1986, as amended. Further information regarding the status of the Class A Certificates as publicly offered securities will be provided in the Prospectus Supplement. Accordingly, plan investors contemplating the purchase of Class A Certificates should consult their counsel and review "ERISA Considerations" in the Prospectus and "Summary of Terms--ERISA Considerations" in the Prospectus Supplement prior to making any purchase of Class A Certificates.

                              The Underwriters currently do not expect the
                               Class B Certificates to qualify as publicly offered securities and, accordingly, the Class B Certificates may not be purchased by employee benefit plans (or entities deemed to hold assets of such plans, including without limitation any insurance company general account deemed to hold plan assets by reason of a plan's investment in the general account).

Certificate Ratings.........  It is a condition to the issuance of the
                               Class A Certificates that they be rated in the highest rating category by at least one nationally recognized statistical rating organization (each such rating organization, a "Rating Agency").

                              It is a condition to the issuance of the
                               Class B Certificates that they receive a rating of at least "A" or its equivalent by at least one Rating Agency.

Listing.....................  Application will be made to list the Offered
                               Certificates on the Luxembourg Stock
                               Exchange.

                       THE BANK'S CREDIT CARD PORTFOLIO

DELINQUENCY AND LOSS EXPERIENCE

  The following tables set forth the delinquency and loss experience for each of the periods shown for the portfolio of VISA and MasterCard credit card accounts serviced by the Bank (the "Bank Portfolio"). As of the close of business on October 31, 1996, the Receivables in the Trust Portfolio (including the Receivables in the additional Accounts added to the Trust on November 13, 1996 and certain additional Accounts to be added to the Trust on the Closing Date) represented approximately 94.7% of the Bank Portfolio. The accounts in the Bank Portfolio that are not included in the Trust Portfolio are primarily newly originated accounts with lower delinquency and loss rates than the average accounts in the Trust Portfolio which are generally more seasoned. Therefore, the actual delinquency and loss experience with respect to the Receivables in the Trust Portfolio may be different from that set forth below. There can be no assurance that the delinquency and loss experience for the Trust Portfolio will be similar to the historical experience set forth below because, among other things, economic and financial conditions affecting the ability of cardholders to make payments may be different from those that have prevailed during the periods reflected in the tables below.

                            DELINQUENCY EXPERIENCE
                                BANK PORTFOLIO
                            (DOLLARS IN THOUSANDS)

                                                                             AS OF JUNE 30,
                                                 -----------------------------------------------------------------------
                                  AS OF
                           SEPTEMBER 30, 1996             1996                    1995                    1994
                         ----------------------- ----------------------- ----------------------- -----------------------
                                     PERCENTAGE              PERCENTAGE              PERCENTAGE              PERCENTAGE
                                      OF TOTAL                OF TOTAL                OF TOTAL                OF TOTAL
                         RECEIVABLES RECEIVABLES RECEIVABLES RECEIVABLES RECEIVABLES RECEIVABLES RECEIVABLES RECEIVABLES
                         ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Receivables
 Outstanding(1)......... $19,782,723   100.00%   $18,721,130   100.00%   $13,287,452   100.00%   $7,520,458    100.00%
                         ===========   ======    ===========   ======    ===========   ======    ==========    ======
Receivables Delinquent:
 35-64 days............. $   343,878     1.74%   $   272,380     1.45%   $   141,181     1.06%   $   60,024      0.80%
 65-94 days.............     202,392     1.02        159,791     0.85         76,416     0.57        32,255      0.43
 95 or more days........     456,370     2.31        378,179     2.03        176,250     1.33        74,458      0.99
                         -----------   ------    -----------   ------    -----------   ------    ----------    ------
  Total................. $ 1,002,640     5.07%   $   810,350     4.33%   $   393,847     2.96%   $  166,737      2.22%
                         ===========   ======    ===========   ======    ===========   ======    ==========    ======

--------
(1) The Receivables Outstanding on the accounts consist of all amounts due from cardholders as posted to the accounts.

                                LOSS EXPERIENCE
                                BANK PORTFOLIO
                            (DOLLARS IN THOUSANDS)

                            THREE MONTHS
                                ENDED         FISCAL YEAR ENDED JUNE 30,
                            SEPTEMBER 30, ------------------------------------
                                1996         1996         1995         1994
                            ------------- -----------  -----------  ----------
Average Receivables Out-
 standing(1)...............  $19,083,015  $16,667,917  $10,446,438  $5,339,689
Gross Charge-Offs(2).......      231,642      603,249      245,572     132,279
Gross Charge-Offs as a
 percentage of Average
 Receivables
 Outstanding(4)............         4.86%        3.62%        2.35%       2.48%
Recoveries(3)..............       16,804       40,098       15,099      13,889
Net Losses(3)..............      214,838      563,151      230,473     118,390
Net Losses as a percentage
 of Average Receivables
 Outstanding(4)............         4.50%        3.38%        2.21%       2.22%

--------
(1) Average Receivables Outstanding is the average daily receivables during the periods indicated.
(2) Gross Charge-Offs are principal charge-offs before recoveries and do not include the amount of any reductions in average receivables outstanding due to fraud, returned goods or customer disputes.
(3) Recoveries are included in the Trust as of July 1, 1996.
(4) Annualized.

SUMMARY OF MONTHLY PAYMENT RATES

  The following table sets forth the highest and lowest cardholder monthly payment rates for the Bank Portfolio during any month in the period shown and the average cardholder monthly payment rates for all months during the periods shown, in each case calculated as a percentage of total opening monthly account balances during the periods shown. Payment rates shown in the table are based on amounts which would be deemed payments of principal Receivables and finance charge Receivables with respect to the Accounts.

                       CARDHOLDER MONTHLY PAYMENT RATES
                                BANK PORTFOLIO

                                                   FISCAL YEAR ENDED JUNE 30,
                                THREE MONTHS ENDED ----------------------------
                                SEPTEMBER 30, 1996   1996      1995      1994
                                ------------------ --------  --------  --------
Lowest Month...................       10.71%           9.86%    10.46%    10.74%
Highest Month..................       11.39           11.79     11.63     13.23
Monthly Average................       11.12           10.98     10.96     11.86

RECEIVABLE YIELD CONSIDERATIONS

  The portfolio yield on the Bank Portfolio for each of the three fiscal years contained in the period ended June 30, 1996 and for the three months ended September 30, 1996 is set forth in the following table. The portfolio yields in the table are calculated on an accrual basis. The portfolio yield on Receivables included in the Trust is calculated on a cash basis. Portfolio yields calculated on an accrual basis may differ from portfolio yields calculated on a cash basis due to (a) a lag between when finance charges and fees are charged to cardholder accounts and when such finance charges and fees are collected and (b) finance charges and fees that are not ultimately collected from the cardholder. However, during the three fiscal years contained in the period ended June 30, 1996 and for the three months ended September 30, 1996, portfolio yield on an accrual basis approximated portfolio yield on a cash basis. Portfolio yield on both an accrual and a cash basis will also be affected by numerous factors, including changes in the monthly periodic rates, variations in the rate of payments and new borrowings on the Accounts, the amount of the annual membership fees and other charges, changes in the delinquency and loss rates on the Receivables and the percentage of cardholders who pay their balances in full each month and do not incur periodic finance charges. Interchange allocated to the Trust with respect to the Receivables may vary from the amounts included in the table below because interchange will be included in the Trust on an estimated basis by initially treating 1.3% of collections on the Receivables, other than collections with respect to periodic finance charges, annual membership fees and other charges, as discount Receivables.

                                PORTFOLIO YIELD
                                BANK PORTFOLIO

                                                  FISCAL YEAR ENDED JUNE 30,
                               THREE MONTHS ENDED ----------------------------
                               SEPTEMBER 30, 1996   1996      1995      1994
                               ------------------ --------  --------  --------
Average account monthly
 accrued fees and charges
 (1)(2).......................       $38.07       $  34.43    $29.90  $  25.73
Average account balance(3)....        2,793          2,711     2,415     1,976
Portfolio yield from fees and
 charges (1)(4)...............        16.36%         15.24%    14.85%    15.62%

--------
(1) Fees and charges are comprised of periodic finance charges, interchange, annual membership fees and other charges.
(2) Average account monthly accrued fees and charges are presented net of adjustments made pursuant to the Bank's normal servicing procedures, including removal of incorrect or disputed periodic finance charges, and include interchange.
(3) Average account balance includes purchases, cash advances and accrued and unpaid periodic finance charges, annual membership fees and other charges and is calculated based on the average of the month end balances for accounts with balances.
(4) Annualized.

  The increase in portfolio yield for the fiscal year ended June 30, 1996 and for the three months ended September 30, 1996 reflects changes in the overall pricing distribution of the Bank Portfolio. The decline in portfolio yield for fiscal year 1995 is primarily the result of the Bank's focus on the direct solicitation of low-rate, no annual fee credit cards which on average had a lower introductory rate and which had the effect of lowering finance charge income and annual fee income. The accounts in the Bank Portfolio that are not included in the Trust Portfolio are primarily newly originated accounts with a greater proportion of Receivables arising under accounts generated under this type of solicitation than the average accounts in the Trust Portfolio, which are more seasoned. Therefore, the actual portfolio yield with respect to the Receivables in the Trust Portfolio may be different from that set forth above.

                                THE RECEIVABLES

  The Receivables in the Accounts selected from the Bank Portfolio included and to be included in the Trust on the basis of criteria set forth in the Pooling and Servicing Agreement (the "Trust Portfolio") (including the additional Accounts added to the Trust on November 13, 1996 and certain additional Accounts designated to be added to the Trust on the Closing Date) as of the close of business on October 31, 1996, consisted of $18,565,928,066 of principal Receivables and $525,958,173 of finance charge Receivables. On October 24, 1996 (the "Relevant Cut Off Date"), the Transferor designated additional Accounts, which included approximately $619,520,866 of principal Receivables as of the close of business on October 31, 1996, and will transfer the Receivables arising therein to the Trust on the Closing Date. The Transferor may determine to add to the Trust on or about the Closing Date, in compliance with the provisions of the Pooling and Servicing Agreement, Receivables in additional Accounts in addition to those reflected in the two preceding sentences. The additional Accounts to be added to the Trust on the Closing Date were, as of the Relevant Cut Off Date, Eligible Accounts. The Accounts had an average principal Receivable balance of $1,888 (including accounts with a zero balance) and an average credit limit of $7,218. The percentage of the aggregate total Receivable balance to the aggregate total credit limit was 26.9%.

  As of October 31, 1996, cardholders whose Accounts are included in the Trust Portfolio, including such additional Accounts, had billing addresses in 50 states, the District of Columbia and other United States territories and possessions. As of October 31, 1996, 67% of the Accounts, including such additional Accounts, were premium accounts and 33% were standard accounts, and the aggregate principal Receivable balances of premium accounts and standard accounts, as a percentage of the aggregate total principal receivables, were 77% and 23%, respectively.

  The following tables summarize the Trust Portfolio (including the additional Accounts added to the Trust on November 13, 1996 and certain additional Accounts designated to be added to the Trust on the Closing Date) by various criteria as of the close of business on October 31, 1996. Because the future composition of the Trust Portfolio may change over time, these tables are not necessarily indicative of the composition of the Trust Portfolio at any subsequent time. The Transferor may determine to add to the Trust on or about the Closing Date, in compliance with the provisions of the Pooling and Servicing Agreement, Receivables in additional Accounts in addition to those reflected in the tables below.

                         COMPOSITION BY ACCOUNT BALANCE
                                TRUST PORTFOLIO

                                    PERCENTAGE
                                     OF TOTAL                    PERCENTAGE OF
         ACCOUNT          NUMBER OF NUMBER OF     AMOUNT OF     TOTAL AMOUNT OF
      BALANCE RANGE       ACCOUNTS   ACCOUNTS    RECEIVABLES      RECEIVABLES
      -------------       --------- ---------- ---------------  ---------------
Credit Balance...........   137,486     1.4%   $   (22,403,347)       (0.1)%
No Balance............... 3,180,508    32.3                 --          --
$0.01 to $2,000.00....... 3,232,900    32.9      2,204,978,557        11.5
$2,000.01 to $5,000.00... 1,957,507    19.9      7,034,957,312        36.8
$5,000.01 to $10,000.00.. 1,190,838    12.1      8,139,818,754        42.6
$10,000.01 or More.......   135,740     1.4      1,734,534,963         9.2
                          ---------   -----    ---------------       -----
    TOTAL................ 9,834,979   100.0%   $19,091,886,239       100.0 %
                          =========   =====    ===============       =====

                          COMPOSITION BY CREDIT LIMIT
                                TRUST PORTFOLIO

                                     PERCENTAGE
                                      OF TOTAL                   PERCENTAGE OF
          CREDIT           NUMBER OF NUMBER OF     AMOUNT OF    TOTAL AMOUNT OF
       LIMIT RANGE         ACCOUNTS   ACCOUNTS    RECEIVABLES     RECEIVABLES
       -----------         --------- ---------- --------------- ---------------
$0.00 to $2,000.00........   880,883     9.0%   $   555,759,500        2.9%
$2,000.01 to $5,000.00.... 3,148,708    32.0      5,202,689,124       27.3
$5,000.01 to $10,000.00... 4,158,554    42.3      9,287,158,931       48.6
$10,000.01 or More........ 1,646,834    16.7      4,046,278,684       21.2
                           ---------   -----    ---------------      -----
    TOTAL................. 9,834,979   100.0%   $19,091,886,239      100.0%
                           =========   =====    ===============      =====

                      COMPOSITION BY PERIOD OF DELINQUENCY
                                TRUST PORTFOLIO

                                     PERCENTAGE
  PERIOD OF DELINQUENCY               OF TOTAL                   PERCENTAGE OF
   (DAYS CONTRACTUALLY     NUMBER OF NUMBER OF     AMOUNT OF    TOTAL AMOUNT OF
       DELINQUENT)         ACCOUNTS   ACCOUNTS    RECEIVABLES     RECEIVABLES
  ---------------------    --------- ---------- --------------- ---------------
Not Delinquent............ 9,277,850    94.3%   $16,807,941,575       88.0%
Up to 34 Days.............   326,805     3.3      1,240,555,901        6.5
35 to 64 Days.............    82,576     0.8        349,380,557        1.8
65 to 94 Days.............    46,883     0.5        211,343,817        1.1
95 or More Days...........   100,865     1.1        482,664,389        2.6
                           ---------   -----    ---------------      -----
    TOTAL................. 9,834,979   100.0%   $19,091,886,239      100.0%
                           =========   =====    ===============      =====

                     COMPOSITION BY GEOGRAPHIC DISTRIBUTION
                                TRUST PORTFOLIO

                                        PERCENTAGE
                                         OF TOTAL                 PERCENTAGE OF
                              NUMBER OF NUMBER OF    AMOUNT OF   TOTAL AMOUNT OF
            STATE             ACCOUNTS   ACCOUNTS   RECEIVABLES    RECEIVABLES
            -----             --------- ---------- ------------- ---------------
Alabama......................    95,498     1.0%   $ 196,590,411       1.0%
Alaska.......................    24,896     0.3       61,677,069       0.3
Arizona......................   160,564     1.6      323,092,808       1.7
Arkansas.....................    81,651     0.8      146,496,773       0.8
California................... 1,202,545    12.2    2,743,220,775      14.4
Colorado.....................   151,248     1.5      305,332,391       1.6
Connecticut..................   149,089     1.5      290,347,176       1.5
Delaware.....................    21,322     0.2       45,166,843       0.2
District of Columbia.........    21,029     0.2       45,754,417       0.2
Florida......................   666,711     6.8    1,321,892,169       6.9
Georgia......................   225,847     2.3      483,623,859       2.5
Hawaii.......................    46,548     0.5      104,945,127       0.5
Idaho........................    39,068     0.4       76,052,874       0.4
Illinois.....................   476,941     4.8      822,504,839       4.3
Indiana......................    68,673     0.7      119,361,445       0.6
Iowa.........................     8,580     0.1       14,297,974       0.1
Kansas.......................    89,462     0.9      169,103,420       0.9
Kentucky.....................    98,826     1.0      169,590,011       0.9
Louisiana....................   242,242     2.5      398,240,878       2.1
Maine........................    33,962     0.3       65,848,578       0.3
Maryland.....................   252,528     2.6      527,538,180       2.8
Massachusetts................   315,100     3.2      555,524,665       2.9
Michigan.....................   332,786     3.4      645,174,095       3.4
Minnesota....................    71,622     0.7      111,088,329       0.6
Mississippi..................    62,656     0.6      119,232,239       0.6
Missouri.....................   164,997     1.7      299,857,840       1.6
Montana......................    37,205     0.4       67,682,512       0.4
Nebraska.....................    62,969     0.6      100,996,782       0.5
Nevada.......................    76,666     0.8      168,085,066       0.9
New Hampshire................    51,245     0.5       89,511,264       0.5
New Jersey...................   426,360     4.3      753,322,838       3.9
New Mexico...................    62,478     0.6      113,668,446       0.6
New York.....................   764,341     7.8    1,513,354,534       7.9
North Carolina...............   183,634     1.9      372,986,650       2.0
North Dakota.................    21,194     0.2       30,613,558       0.2
Ohio.........................   370,277     3.8      665,256,116       3.5
Oklahoma.....................   176,168     1.8      304,023,448       1.6
Oregon.......................   134,081     1.4      261,597,998       1.4
Pennsylvania.................   415,819     4.2      661,132,458       3.5
Rhode Island.................    41,441     0.4       72,923,781       0.4
South Carolina...............    93,056     0.9      174,435,225       0.9
South Dakota.................    22,488     0.2       37,151,579       0.2
Tennessee....................    64,903     0.7      120,887,040       0.6
Texas........................ 1,030,861    10.5    1,999,318,591      10.5
Utah.........................    62,051     0.6      107,575,763       0.6
Vermont......................    21,923     0.2       36,440,876       0.2
Virginia.....................   266,425     2.7      562,045,078       2.9

                                      PERCENTAGE
                                       OF TOTAL                   PERCENTAGE OF
                            NUMBER OF NUMBER OF     AMOUNT OF    TOTAL AMOUNT OF
          STATE             ACCOUNTS   ACCOUNTS    RECEIVABLES     RECEIVABLES
          -----             --------- ---------- --------------- ---------------
Washington................    233,609     2.4%   $   517,878,777        2.7%
West Virginia.............     49,136     0.5         91,688,372        0.5
Wisconsin.................     16,009     0.2         26,351,548        0.1
Wyoming...................     17,791     0.2         32,103,752        0.1
Other U.S. territories and
 possessions..............     28,458     0.4         49,299,002        0.3
                            ---------   -----    ---------------      -----
    TOTAL.................  9,834,979   100.0%   $19,091,886,239      100.0%
                            =========   =====    ===============      =====

  Since the largest number of cardholders (based on billing addresses) whose accounts were included in the Trust as of October 31, 1996 were in California, Texas, New York, Florida and Illinois, adverse changes in the economic conditions in these areas could have a direct impact on the timing and amount of payments on the Certificates.

                        COMPOSITION OF ACCOUNTS BY AGE
                                TRUST PORTFOLIO

                                     PERCENTAGE
                                      OF TOTAL                   PERCENTAGE OF
                           NUMBER OF NUMBER OF     AMOUNT OF    TOTAL AMOUNT OF
           AGE             ACCOUNTS   ACCOUNTS    RECEIVABLES     RECEIVABLES
           ---             --------- ---------- --------------- ---------------
Less than or equal to 6
 Months...................   978,024     9.9%   $ 2,895,342,669       15.2%
Over 6 Months to 12
 Months................... 1,404,611    14.3      3,200,361,613       16.8
Over 12 Months to 24
 Months................... 3,002,716    30.5      5,952,792,394       31.2
Over 24 Months to 36
 Months................... 2,089,846    21.2      3,491,466,558       18.3
Over 36 Months to 48
 Months................... 1,010,364    10.3      1,437,194,713        7.5
Over 48 Months to 60
 Months...................   365,285     3.7        457,276,848        2.4
Over 60 Months............   984,133    10.1      1,657,451,444        8.6
                           ---------   -----    ---------------      -----
    TOTAL................. 9,834,979   100.0%   $19,091,886,239      100.0%
                           =========   =====    ===============      =====